POWER OF ATTORNEY

For Executing Forms 3, 4, and 5

Know all by these presents that the undersigned hereby constitutes and appoints each of Janet S. Watson and Gregory A. Knapp,

signing singly, his/her true and lawful attorney-in-fact to:

 (1) execute for and on behalf of the undersigned Forms 3,

4 and 5 in accordance with Section 16(a) of the Securities Exchange

Act of 1934 and the rules thereunder;

 (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the filing of such form with the United States Securities and Exchange Commission, the

New York Stock Exchange and any other authority; and

 (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of

the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-

fact may approve in his/her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such

attorney-in-fact, or his/her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of

Attorney and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing attorneys-in-fact,

in serving in such capacity at the request of the undersigned,

are not assuming any of the undersigned?s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall expire when I am no longer an

officer or director of The Empire District Electric Company.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 30th day of June 2005.

Signature

Laurie A. Delano

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